Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Investor Class Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier Bond Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Supplement dated January 27, 2005 to Prospectus

dated May 1, 2004, as previously supplemented

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Board of Directors recently approved amendments to the investment advisory agreement applicable to the Equity and Balanced Funds which lower the current expense limitation applicable to these funds and which automatically reduces the management fees payable to the Investment Adviser when one of these Funds’ total operating expenses exceed the new expense limitation.

These changes are effective January 1, 2005.

The following replaces the information found on page 11 under the heading “Fees and Expenses” and “Annual Fund Operating Expenses”:

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of these Funds.

SHAREHOLDER TRANSACTION EXPENSES

Transamerica Premier Funds/Investor Class	Maximum Sales Charge (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of the lower of original purchase price or redemption proceeds)	Sales Charge On Reinvested Dividends	Exchange Fee	Short Term Redemption Fee*
Focus	None	None	None	None	2.00%

Equity	None	None	None	None	2.00%

Index	None	None	None	None	None

Growth Opportunities	None	None	None	None	2.00%

Core Equity	None	None	None	None	2.00%

Balanced Fund	None	None	None	None	None

Bond	None	None	None	None	None

High Yield Bond	None	None	None	None	None

Cash Reserve	None	None	None	None	None

*The redemption fee will be charged for shares of the respective Funds that are sold or exchanged within 90 days of purchase. Exemptions to the redemption fee include: 1) shares purchased through reinvested distributions (dividends and /or capital gains); and 2) shares purchased within 401(k) and other employer-sponsored retirement plans. The Funds reserve the right to waive the redemption fee in special situations when we believe such a waiver is warranted. For the purpose of determining whether the redemption fee applies, the shares held the longest will be redeemed first. The fee will be deducted from the redemption proceeds that result from the order to exchange or sell. The Funds will retain the redemption fees to help offset costs associated with fluctuations in the Funds’ asset levels.

Note: A $25 fee is assessed every year on accounts open for over two years that are below a minimum balance of $5,000.

In addition, a $10 fee is charged to investors who redeem their shares through the “Expedited Wire Redemption” feature offered to them (see the section titled “Buying and Selling Shares” in the “Shareholder Information” part of this Prospectus).

Annual Fund Operating Expenses

(Expenses that are Deducted from Fund Assets*)

Transamerica Premier Funds/ Investor Class	Adviser Fee	12b-1 Fee	Other Expenses[2]	Total Fund Operating Expenses[3]	Fee Waiver and Expense Reimbursement[4]	Net Expenses[4]
Focus Fund	0.85%	0.25%	0.44%	1.54%	0.14%	1.40%

Equity Fund	0.50%[1]	0.25%	0.33%	1.08%[1]	--	1. 08%

Index Fund	0.045%[5]	0.10%	0.485%	0.63%[6]	0.38%[7]	0.25%

Growth Opportunities Fund	0.85%	0.25%	0.37%	1.47%	0.07%	1.40%

Core Equity Fund	0.50%	0.25%	0.81%	1.56%	0.36%[8]	1.20%[8]

Balanced Fund	0.50%[1]	0.25%	0.29%	1.04%[1]	--	1.04%

Bond Fund	0.60%	0.25%	0.54%	1.39%	0.09%	1.30%

High Yield Bond Fund	0.55%	0.25%	0.84%	1.64%	0.74%	0.90%

Cash Reserve Fund	0.35%	0.00%	0.53%	0.88%	0.63%	0.25%

* Fees and expenses have been restated to reflect reductions in advisory fees that became effective on January 1, 2005 and are based on unaudited financial information for the Funds’ fiscal year-ended December 31, 2004.

1. Effective January 1, 2005, the Equity and Balanced Funds have implemented new expense caps under which these Funds’ Total Fund Operating Expenses will not exceed 1.15% and 1.10% of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of these Funds in any month if the maximum Adviser Fee (Equity - 0.85% and Balanced - 0.75%) was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Adviser Fee of 0.50% of average daily net assets of each such Fund. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. Under this system, based on the level of expenses of each of the Equity and Balanced Funds for the fiscal year ended December 31, 2004, the Adviser Fee payable by each of these Funds equals the number shown in the fee table. For additional details, see “Investment Adviser-Advisory Fees.” The Adviser Fee for the Equity Fund and the Balanced Fund would have been 0.57% and 0.56%, respectively, if the Net Expenses for the Investor Class shares had also been 0.07% and 0.06% below the applicable expense cap.

2. “Other Expenses” include all expenses not otherwise disclosed in the table that are deducted from a Fund’s assets and charged to all shareholder accounts for the fiscal year ended December 31, 2004.

3. “Total Fund Operating Expenses” include all fees incurred by a Fund.

4. The Adviser has agreed to continue to waive part of its Adviser Fee, the Distributor has agreed to waive the distribution fee for Cash Reserve Fund only, and the Adviser has agreed to reimburse any other operating expenses to ensure that annualized expenses for the Funds (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed these caps. These measures will increase the Funds’ returns. The Adviser may, from time to time, assume additional expenses. The fee waivers and expense assumptions may be terminated at any time without notice. For additional information regarding the expense caps in place for the Funds, please see “Investment Adviser-Advisory Fees.”

5. This fee represents the total fees paid by the Master Fund of the Master Trust.

6. This represents the total expenses of both the Fund and the Master Fund.

7. The Fund’s Total Fund Operating Expenses reflect the costs associated with investing substantially all of its assets in the Master Fund and are based on the current fees.

8. For the Core Equity Fund, the Investment Adviser has voluntarily agreed to waive part of the Adviser Fee and affiliates of the Investment Adviser have agreed to reimburse that Fund in order to maintain the level of Fund expenses at 0.85% of average daily net assets. Such voluntary waiver and reimbursements for the Core Equity Fund may be terminated at any time without notice and it is contemplated that effective February 10, 2005, such arrangements will be modified.

Examples

The table below is to help you compare the cost of investing in these Funds with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 in each Fund and hold your shares for the time periods indicated. The examples assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same as shown above. The examples are based on expenses after waivers and reimbursements. The examples assume no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Transamerica Premier Funds	1 Year	3 Years	5 Years	10 Years
Focus Fund	$143	$473	$826	$1,823

Equity Fund	$110	$343	$595	$1,317

Index Fund	$26	$163	$314	$750

Growth Opportunities Fund	$143	$458	$796	$1,751

Core Equity Fund	$122	$381	$660	$1,455

Balanced Fund	$106	$331	$574	$1,271

Bond Fund	$132	$431	$752	$1,661

Cash Reserve Fund	$26	$218	$426	$1,026

High Yield Bond Fund	$92	$445	$822	$1,881

You should not consider the information contained in the above examples a representation of future expenses. The actual expenses may be more or less than those shown.

The following should be read in conjunction with the information presented under the heading “Investment Adviser – Advisory Fee” found on page 21.

Effective January 1, 2005, the Investment Adviser is entitled to be paid by each of the Equity and Balanced Funds an annual management fee, which is accrued daily and paid monthly, that may vary between 0.50% of each such Fund’s average daily net assets (the “Minimum Fee” in the table below) and the current management fees payable by these Funds (the “Maximum Fee” in the table below), subject to a contractual limitation (“Expense Cap” in the table below) applicable to each such Fund’s annual total operating expenses. If payment of the Maximum Fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable Expense Cap, the advisory fee payable to the Investment Adviser will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund’s annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, the Investment Adviser may recoup any previous reduction of management fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual management fee that does not exceed the Maximum Fee. Following the end of each fiscal year, the Investment Adviser will not be able to recoup management fee reductions or payments to a Fund during the prior fiscal year, and any necessary adjustments will be made in order to maintain the Expense Cap for that fiscal year.

The following table summarizes the Expense Cap and range of management fees by the Equity and Balanced Funds:

FUND	INVESTMENT ADVISER COMPENSATION (as a percentage of a Fund’s average daily net assets)		EXPENSE CAP (as a percentage of total fund operating expenses)
	MINIMUM FEE	Maximum Fee
Equity Fund	0.50%	0.85% for the $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.	1.15%*
Balanced Fund	0.50%	0.75% for the $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.	1.10%*